                                                                     EXHIBIT h.1


                            FundPreferred(TM) shares

                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND

                             4,720 Shares, Series M
                             4,720 Shares, Series T
                             4,720 Shares, Series W
                             4,720 Shares, Series TH
                             4,720 Shares, Series F
                             4,720 Shares, Series F2

                    Liquidation Preference $25,000 Per Share

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                                  May ____, 2003


CITIGROUP GLOBAL MARKETS INC.
NUVEEN INVESTMENTS, LLC
A.G. EDWARDS & SONS, INC.
PRUDENTIAL SECURITIES INCORPORATED
WACHOVIA SECURITIES, INC.

c/o   Citigroup Global Markets Inc.
      388 Greenwich Street
      New York, New York 10013


Ladies and Gentlemen:

         Nuveen Preferred and Convertible Income Fund, a Massachusetts business trust (the "Fund"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of 4,720 shares of its Series M, 4,720 shares of its Series T, 4,720 shares of its Series W, 4,720 shares of its Series TH, 4,720 shares of its Series F and 4,720 shares of its Series F2 of its FundPreferred(TM) shares (collectively, the "FundPreferred shares"), par value $0.01 per share, with a liquidation preference of $25,000 per share (the shares of FundPreferred shares to be sold hereby are referred to herein, collectively, as the "Shares"). The Shares will be authorized by, and subject to the terms and conditions of, the Statement Establishing and Fixing the Rights and Preferences of FundPreferred shares (the "Statement") in the form filed as an exhibit to the registration statement referred to in Section 1 of this Underwriting Agreement (the "Agreement"). Nuveen Institutional Advisory Corp., a Delaware corporation (the "Investment Adviser"), is the Fund's investment adviser. The Fund's Subadvisers are Spectrum Asset Management, Inc., a Connecticut corporation ("Spectrum"), and Froley, Revy Investment Co., Inc., a California corporation ("Froley, Revy" and, together with Spectrum, the "Subadvisers" and, together with the Investment Adviser, the "Advisers"). This is to confirm the agreement concerning the purchase of the Shares from the Fund by Citigroup Global Markets Inc. (the "Representative") Nuveen Investments, LLC, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated and Wachovia Securities, Inc. (each an "Underwriter", and together with the Representative, the "Underwriters"). We understand that the Representative has been duly authorized by each of the Underwriters to execute this Agreement on behalf of such Underwriters and has been duly authorized to act hereunder on behalf of each of the Underwriters.

         The Fund has entered into an investment management agreement with the Investment Adviser dated February 20, 2003, a Master Custodian Agreement with State Street Bank and Trust Company dated as of August 19, 2002 and effective as of March 31, 2003, and a Shareholder Transfer Agency and Service Agreement with State Street Bank and Trust Company dated October 7, 2002 and effective March 26, 2003, and an Auction Agency Request and Acceptance Letter, dated ________, 2003, incorporating the Nuveen Auction Agency Agreement - Basic Terms for Acting as Auction Agent dated August 22, 2002 with The Bank of New York to be dated as of the Closing Date and substantially in the form as filed with the Registration Statement. Such agreements are hereinafter referred to as the "Investment Management Agreement", the "Custodian Agreement", the "Transfer Agency Agreement" and the "Auction Agency Agreement", respectively. The Investment Adviser has entered into an investment sub-advisory agreement with Spectrum dated March 14, 2003 and an investment sub-advisory agreement with Froley, Revy dated March 14, 2003, and such agreements are hereinafter referred to individually as the "Spectrum Sub-Advisory Agreement" and the "Froley, Revy Sub-Advisory Agreement", respectively, and collectively as the "Sub-Advisory Agreements". The Investment Management Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Auction Agency Agreement are hereinafter collectively referred to as the "Fund Agreements".

         1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations"), a registration statement on Form N-2 under the 1933 Act and the 1940 Act (the "registration statement"), including a prospectus (including any statement of additional information) relating to the Shares. The Fund also has filed a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act, or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective, prior to the execution of this Agreement, and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed either (i) an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462(b) Registration Statement") or (ii) a post-effective amendment solely to add exhibits to the Registration Statement pursuant to Rule 462(d) under the 1933 Act (the "Rule 462(d) Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462(b) Registration Statement and/or Rule 462(d) Registration Statement, as applicable. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus or statement of additional information included in the Registration Statement omits information in reliance on Rule 430A under the 1933 Act, all references to the Prospectus shall be deemed to include, without limitation, the prospectus, the statement of additional information and the term sheet, taken together, provided to the Underwriters by the Fund in reliance on Rule 434 under the 1933 Act and filed with the Commission pursuant to Rule 497(h) under the 1933 Act. The term "Prepricing Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission and as such prospectus (including the statement of additional information) shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus (including any other statement of additional information) relating to the Fund other than the Prospectus approved in writing by or directly or indirectly prepared by the Fund or the Advisers; it being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by the Underwriters unless approved in writing by the Fund or Advisers.

         The Fund has furnished the Representative with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Prepricing Prospectus.

         2. Agreements to Sell and Purchase. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Fund and the Advisers herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $_____ per Share, the number of Series M Shares, Series T Shares, Series W Shares, Series TH Shares, Series F and Series F2 Shares set forth opposite the name of each such Underwriter in Schedule I hereto.

         3. Terms of Public Offering. The Fund and the Advisers have been advised by the Underwriters that the Underwriters propose to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Underwriters' judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment to the Fund for the Shares shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017, or through the facilities of The Depository Trust Company ("DTC") or another mutually agreeable facility at 9:30 A.M., New York City time, on May ___, 2003 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between the Representative and the Fund.

         A certificate evidencing the Shares shall be delivered to and registered at DTC, against payment of the purchase price therefor in immediately available funds.

         5. Agreements of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, agree with the Underwriters as follows:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing when the Registration Statement or such post-effective amendment has become effective.

         (b) The Fund will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus, or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Advisers, any affiliate of the Fund or the Advisers, or any representative or attorney of the Fund or the Advisers of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Advisers or of the happening of any other event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing), untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus or any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund will use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.

         (c) The Fund will furnish to the Representative, without charge, three signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to the Representative, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as the Representative may reasonably request.

         (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined), of which the Representative shall not previously have been advised or to which the Representative shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") or the 1940 Act, without delivering a copy of such information, documents or reports to the Underwriters prior to or concurrently with such filing.

         (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to the Representative, without charge, in such quantities as the Representative has reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

         (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a Prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by the Underwriters or any dealer, the Fund will expeditiously deliver to the Underwriters and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Representative may reasonably request. The Fund consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares by the Underwriters or any dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or Blue Sky disclosure laws, rules or regulations, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will promptly furnish to the Underwriters and dealers, without charge, such number of copies thereof as they shall reasonably request. In the event that the Registration Statement or the Prospectus should be amended or supplemented, the Fund, if requested by the Representative and to the extent consistent with applicable law, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

         (g) The Fund will cooperate with the Representative and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Representative may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

         (h) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

         (i) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

         (j) During the period of five years hereafter, the Fund will furnish to the Underwriters (i) as soon as available, a copy of each report of the Fund mailed to stockholders or filed with the Commission or furnished to the New York Stock Exchange (the "NYSE") other than reports on Form N-SAR and (ii) from time to time such other information concerning the Fund as the Representative may reasonably request.

         (k) The Fund will direct the investment of the net proceeds from the sale of the Shares in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

         (l) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise the Representative of the time and manner of such filing.

         (m) Except as provided in this Agreement, the Fund and the Advisers will not sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exercisable or exchangeable for senior securities or grant any options or warrants to purchase senior securities of the Fund, for a period of 180 days after the date of the Prospectus other than FundPreferred shares, without the prior written consent of the Representative.

         (n) The Fund and the Advisers will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and will use their best efforts to cause their respective trustees, directors and/or officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

         (o) Except as stated in this Agreement and in the Prospectus, neither the Fund nor the Advisers have taken, nor will either of them take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares.

         (p) The Fund will use its reasonable best efforts to cause the Shares, prior to the Closing Date, to be assigned a rating of 'Aaa' by Moody's Investors Service, Inc. ("Moody's") and 'AAA' by Fitch, Inc. ("Fitch" and, together with Moody's, the "Rating Agencies").

         (q) Each of the Fund and the Advisers will use its reasonable efforts to perform all of the agreements required of it and discharge all conditions to closing as set forth in this Agreement.

         6. Representations and Warranties of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, represent and warrant to the Underwriters that, as of the date hereof or at such other time or times identified below:

         (a) Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

         (b) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the

Prospectus, in the light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to the Underwriters furnished to the Fund in writing by or on behalf of the Underwriters expressly for use therein.

         (c) All the outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights, except that, as set forth in the Registration Statement, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for its obligations; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon issuance thereof by the Fund, except as stated above, and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the shares of beneficial interest of the Fund conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

         (d) The Fund has been duly established and is validly existing and in good standing as a voluntary association (commonly referred to as a "Massachusetts business trust") under the laws of the Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification except where the failure to so register or to qualify does not have a material adverse effect on the condition (financial or otherwise), business, properties, prospects, net assets or results of operations of the Fund; and the Fund has no subsidiaries.

         (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), but are not described as required by the 1933 Act, the 1940 Act or the Rules and Regulations, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

         (f) The Fund is not in violation of its Declaration of Trust, as it may be amended (the "Declaration"), the Statement or by-laws (the "By-Laws"), or other organizational documents (collectively, the "Organizational Documents") of the Fund or of any material law, ordinance, administrative or governmental rule or regulation applicable to the Fund or any material decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or other governmental, regulatory, self-regulatory or administrative agency, body or official having jurisdiction over the Fund, or in breach or default in any material respect in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

         (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement nor any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained or made prior to the date hereof and such as may be required for compliance with the state securities or Blue Sky laws of various jurisdictions and the filing of the Statement with the Secretary of State of the Commonwealth of Massachusetts which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation, filing, judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject, except where such conflict, breach, default, violation, creation or imposition would not have a material adverse effect on the condition (financial or otherwise), business, properties, prospects, net assets or results of operations of the Fund or on the ability of the Fund to perform its obligations under this Agreement and the Fund Agreements. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency, except such orders which do not have a material adverse effect on the condition (financial or otherwise), business, properties, prospects, net assets or results of operations of the Fund or on the ability of the Fund to perform its obligations under this Agreement and the Fund Agreements.

         (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement thereto), except as otherwise stated therein, (A) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business.

         (i) The accountants, Ernst & Young LLP, who have audited or shall audit the Statement of Assets and Liabilities and the Statement of Operations included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), are an independent public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

         (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), are accurately derived from such financial statements and the books and records of the Fund.

         (k) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (l) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any change in the shares of beneficial interest, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which would reasonably be expected to involve, a prospective material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund, whether or not arising in the ordinary course of business.

         (m) The Fund has filed all tax returns required to be filed, which returns are complete and correct in all material respects, and the Fund is not in material default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

         (n) The Fund is registered under the 1940 Act as a closed-end diversified management investment company, and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940

Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

         (o) As required by Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is currently in compliance with the requirements to qualify as a regulated investment company under the Code.

         (p) The Fund's Common Shares (as defined in the Prospectus) are duly listed on the NYSE.

         (q) The Fund has not distributed and, prior to the later to occur of
(i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute to the public any offering material in connection with the offering and sale of the Shares other than the Registration Statement, any Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

         (r) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

         (s) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (t) No holder of any security of the Fund has any right to require registration of shares of beneficial interest, FundPreferred shares or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

         (u) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

         (v) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, and will not take, directly or indirectly, any action designed to or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

         (w) The Fund has filed in a timely manner each document or report required to be filed by it pursuant to the 1940 Act, the 1940 Act Rules and Regulations, the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed in all material respects with all applicable requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading. The Fund has not received any notice from the Commission pursuant to
Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

         (x) All advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts") authorized in writing by or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects, to the Fund's and Advisers' best knowledge, with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and, if required to be filed with the NASD under the NASD's conduct rules, all sales material were so filed, and no such sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (y) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

         (z) The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Code.

         7. Representations and Warranties of the Advisers. Each of the Investment Adviser, Spectrum and Froley, Revy, severally as to itself only and not jointly or as to any other party, represents and warrants to each Underwriter that, as of the date hereof or at such other time or times identified below:

         (a) Each Adviser is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification except where the failure so to register or to qualify would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of such Adviser.

         (b) Each Adviser has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; each Adviser has fulfilled and performed all its respective material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such Adviser under any permit.

         (c) Each Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Management Agreement or the Sub-Advisory Agreements for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding, to the best of such Adviser's knowledge after reasonable investigation, or any facts or circumstances the existence of which could lead to any proceeding that would reasonably be expected to adversely affect the registration of such Adviser as an investment adviser with the Commission.

         (d) There are no legal or governmental proceedings pending or, to the knowledge of such Adviser, threatened against such Adviser, or to which such Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), but are not described as required or that would reasonably be expected to involve a prospective material adverse change in the condition (financial or other), business, prospects, properties, assets or results of operations of such Adviser or on the ability of such Adviser to perform its obligations under this Agreement, the Sub-Advisory Agreements or under the Fund Agreements to which it is a party.

         (e) Each Adviser is not in violation of its corporate charter or by-laws, or other organizational documents, in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body except where such violation would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of such Adviser or on the ability of such Adviser to perform its obligations under this Agreement, the Sub-Advisory Agreements or under the Fund Agreements to which it is a party.

         (f) Neither the execution, delivery or performance of this Agreement, the Sub-Advisory Agreements or the Fund Agreements by such Adviser which is a party thereto, nor the consummation by such Adviser of the transactions contemplated hereby or thereby
(A) requires such Adviser to obtain any consent, approval, authorization or other order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained or made prior to the date hereof) or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the corporate charter or by-laws, or other organizational documents, of such Adviser, except where the failure to obtain such consent, approval, authorization or other order of, or make such registration or filing, or such conflict, breach or default would not have a material adverse effect on the condition (financial or otherwise), business, prospects, properties, net assets or result of operations of such Adviser or on the ability of such Adviser to perform its obligations under this Agreement, the Sub-Advisory Agreements and the Fund Agreements to which it is a party or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which such Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of such Adviser is subject, except where such conflict, breach, default or violation would not have a material adverse effect on the condition (financial or otherwise), prospects, business, properties, net assets or results of operations of such Adviser or on the ability of such Adviser to perform its obligations under this Agreement, the Sub-Advisory Agreements and the Fund Agreements to which it is a party. Such Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency, except such orders which do not have a material adverse effect on the condition (financial or otherwise), business, prospects, properties, net assets or results of operations of such Adviser or on the ability of such Adviser to perform its obligations under this Agreement and the Fund Agreements to which it is a party.

         (g) Each Adviser has full power and authority to enter into this Agreement and the Fund Agreements to which it is a party, the execution and delivery of, and the performance by such Adviser of its obligations under, this Agreement, the Sub-Advisory Agreements and the Fund Agreements to which it is a party have been duly and validly authorized by such Adviser, and this Agreement, the Sub-Advisory Agreements and the Fund Agreements to which it is a party have been duly executed and delivered by such Adviser and each constitutes the valid and legally binding agreement of such Adviser, enforceable against such Adviser in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (h) Each Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement, the Sub-Advisory Agreements and the Fund Agreements to which it is a party.

         (i) The description of such Adviser, its business and the statements attributable to such Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (j) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), such Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to such Adviser or the Fund and that is required to be disclosed by the 1933 Act, the 1940 Act or the Rules and Regulations in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which would reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of such Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of such Adviser to perform its obligations under this Agreement, the Sub-Advisory Agreements and the Fund Agreements to which it is a party.

         (k) This Agreement, the Fund Agreements to which each Adviser is a party and the Sub-Advisory Agreements to which it is a party comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

         (l) In the event that the Fund or the Advisers make available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, such Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

         8. Indemnification and Contribution.

         (a) The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or any sales materials or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriters furnished in writing to the Fund by or on behalf of the Underwriters expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of the Underwriters (or to the benefit of any person controlling the Underwriters) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Underwriters to any person if it is shown that a copy of the Prospectus, as then amended or supplemented, was not delivered or sent to such person by or on behalf of the Underwriters within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the Underwriters in the requisite quantity and on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability that the Fund or the Advisers may otherwise have.

         (b) If any action, suit or proceeding shall be brought against the Underwriters or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Advisers, the Underwriters or such controlling person shall promptly notify the Fund or the Advisers, and the Fund or the Advisers shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Underwriters or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriters or such controlling person unless (i) the Fund or the Advisers has agreed in writing to pay such fees and expenses, (ii) the Fund and the Advisers have failed within a reasonable time to assume the defense and employ counsel, or
(iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Underwriters or such controlling person and the Fund or the Advisers and the Underwriters or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Advisers by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Advisers shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriters or such controlling person). It is understood, however, that the Fund and the Advisers shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for the Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representative, and that all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund and the Advisers shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there is a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Advisers agree to indemnify and hold harmless the

Underwriters, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         (c) The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Fund and the Advisers, their trustees, directors, any officers who sign the Registration Statement and any person who controls the Fund or the Advisers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Advisers to the Underwriters, but only with respect to information relating to the Underwriters furnished in writing by or on behalf of the Underwriters expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement thereto). If any action, suit or proceeding shall be brought against the Fund or the Advisers, any of their trustees, directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against the Underwriters pursuant to this paragraph (c), the Underwriters shall have the rights and duties given to the Fund and the Advisers by paragraph (b) above (except that if the Fund or the Advisers shall have assumed the defense thereof the Underwriters shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriters' expense), and the Fund and the Advisers, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability that the Underwriters may otherwise have.

         (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total sales load received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I and not joint.

         (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Advisers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters, the Fund, the Advisers, their trustees, directors or officers, or any person controlling the Fund or the Advisers, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Underwriters or any person controlling any Underwriter, or to the Fund, the Advisers, their trustees, directors or officers, or any person controlling the Fund or the Advisers, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 8.

         (h) Any indemnification by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act.

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase any Shares hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and each of the Advisers contained herein on and as of the date hereof, the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto) and the Closing Date; to the accuracy and completeness of all statements made by the Fund, each of the Advisers or any of their officers in any certificate delivered to the Underwriters or their counsel pursuant to this Agreement and to the following conditions:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Fund, the Advisers or the Underwriters, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the Underwriters' satisfaction.

         (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets, or results of operations of the Fund or the Advisers not contemplated by the Prospectus, which in the Underwriters' opinion would materially and adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund or the Advisers or any officer, trustee or director of the Fund or the Advisers which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Underwriters' opinion, materially adversely affect the market for the Shares.

         (c) The Fund shall have furnished to the Representative as soon as practicable from the Closing Date a report showing compliance with the asset coverage requirements of the 1940 Act and a Basic Maintenance Report (as defined in the Statement), in form and substance reasonably satisfactory to the Representative.

         (d) Vedder, Price, Kaufman & Kammholz, counsel to the Fund, shall have furnished to the Representative on the Closing Date its opinion addressed to the Underwriters and dated the Closing Date, to the effect that:

                  (i) The Fund is (A) duly established and validly existing under the Fund's Declaration and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest, commonly referred to as a "Massachusetts business trust," (B) is in good standing with the Secretary of the

         Commonwealth of Massachusetts, and (C) has full power and authority as a business trust, to own, lease and operate its properties and to conduct its business, in each case as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them through the date of the opinion);

                  (ii) The Shares have been duly authorized by the Fund for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable, except that, as set forth in the Registration Statement, shareholders of a Massachusetts business trust may under certain circumstances be held liable for its obligations, and are free of any statutory preemptive rights. Except as set forth in the Declaration and the Statement, as of the date hereof, there are no restrictions upon the transfer of any Shares pursuant to the Declaration or By-Laws of the Fund or, to the best knowledge of such counsel, any agreement or other outstanding instrument to which the Fund is a party; and the form of certificate evidencing the Shares complies as to form with all requirements of Massachusetts law;

                  (iii) The description of the authorized shares of beneficial interest of the Fund contained under the caption "Description of Common Shares" in the Prospectus (or any amendment or supplement thereto through the date of this opinion) conforms in all material respects as to legal matters to the terms thereof contained in the Fund's Declaration. The statements in the first two paragraphs under the caption "Certain Provisions in the Declaration of Trust" in the Prospectus, to the extent that they constitute descriptions of Massachusetts law, are in summary form accurate in all material respects. The description of the Shares contained under the captions "Description of FundPreferred Shares" and "The Auction" in the Prospectus (or any amendment or supplement thereto through the date of this opinion) conforms in all material respects as to legal matters to the terms thereof contained in the Fund's Declaration and Statement;

                  (iv) All of the outstanding common shares of the Fund have been duly authorized by the Fund and are validly issued, fully paid and nonassessable, except that, as set forth in the Registration Statement, shareholders of a Massachusetts business trust may under certain circumstances be held liable for its obligations, and are free of any statutory preemptive rights;

                  (v) The Registration Statement is effective under the 1933 Act and was filed under the 1940 Act; any required filing of the Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations has been made within the time periods required by Rule 497; no stop-order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and to the best of such counsel's knowledge, no proceeding for any such purpose has been instituted or is pending or threatened in writing by the Commission;

                  (vi) The Fund's notification of registration as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"), the Registration Statement and the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus as of their respective issue dates (except the financial statements and other financial data contained therein, as to which we express no opinion) complies as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

                  (vii) The statements made in the Prospectus under the captions "The Auction," "Description of FundPreferred Shares" and "Additional Information Concerning The Auctions for FundPreferred Shares," insofar as they purport to summarize the provisions of the Statement or other documents or agreements specifically referred to therein, constitute accurate summaries of the terms of the Statement or such other documents, in all material respects;

                  (viii) The statements made in the Prospectus (or any amendment or supplement thereto through the date of this opinion) under the captions "Prospectus Summary -- Federal Income Taxes" and "Tax Matters," insofar as they constitute matters of law or legal conclusions, have been reviewed by such counsel and constitute accurate statements of any such matters of law or legal conclusions, and fairly present the information called for with respect thereto by Form N-2, in all material respects;

                  (ix) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened in writing against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus, but are not described therein as required;

                  (x) The Underwriting Agreement and the Fund Agreements have each been duly and validly authorized, executed and delivered by the Fund, each complies with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Advisers Act and the rules and regulations thereunder, and each of the Fund Agreements constitutes the valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms;

                  (xi) The Fund is registered under the 1940 Act as a closed-end diversified management investment company; the provisions of the Declaration, Statement and By-Laws of the Fund and the investment policies and restrictions described in the Prospectus do not violate the requirements of the 1940 Act in any material respect;

                  (xii) None of the issuance and sale of the Shares by the Fund pursuant to the Underwriting Agreement, the execution and delivery of the Underwriting Agreement or any of the Fund Agreements by the Fund, or the performance by the Fund of its agreements under the Underwriting Agreement or any of the Fund Agreements (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the National Association of Securities Dealers, Inc., or any national securities exchange or governmental body or agency or, arbitrator or court of the United States of America, State of Illinois or the Commonwealth of Massachusetts (except (1) the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Fund;
         (2) such as may have been obtained prior to the date hereof; and (3) such as may be required for compliance with the New York Stock Exchange or state securities or Blue Sky laws of various jurisdictions in accordance with the Underwriting Agreement) or violates or will violate or constitutes or will constitute a breach of any of the provisions of the Organizational Documents of the Fund or (B) violates or will violate or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument known to such counsel to which the Fund is party or by which it or any of its properties may be bound, or violates any material United States of America, State of Illinois or the Commonwealth of Massachusetts statute, law, regulation (assuming compliance with all applicable state securities and Blue Sky laws), any judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument known to such counsel to which the Fund is a party or by which any of its property or assets is bound. To the best of such counsel's knowledge, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency of the United States of America, the State of Illinois or the Commonwealth of Massachusetts;

                  (xiii) No holder of any security of the Fund has any right pursuant to any agreement known to such counsel to which the Fund is a party to require registration of shares of beneficial interest, FundPreferred shares or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by the Underwriting Agreement; and

                  (xiv) To the best of such counsel's knowledge, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.


                  (xv) The Fund is not in violation of any of its Organizational Documents or, to the best of such counsel's knowledge, (i) in material violation of any law, ordinance, administrative or governmental rule or regulation, of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in violation of any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

                  (xvi) Such counsel shall state that it has participated in conferences with officers and employees of the Fund and the Advisers, representatives of the independent accountants for the Fund, Massachusetts counsel to the Fund, the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although it is not passing upon, and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the limited extent otherwise covered by paragraphs (iii), (vii) and (viii) above, and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to its attention that would have led it to believe that (A) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading, (B) the Prospectus, as of its issue date contained and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, or (C) the 1940 Act Notification as of its date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that in each case it expresses no opinion with respect to the financial statements, schedules and other financial information and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement.

         In giving such opinion, Vedder, Price, Kaufman & Kammholz may rely on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law, provided that Vedder, Price, Kaufman & Kammholz furnish a copy thereof to the Underwriters and state that such opinion is satisfactory in substance and form and that the Underwriters and counsel for the Underwriters are entitled to rely thereon.

         (e) Gifford R. Zimmerman, Esq., Managing Director, Assistant Secretary and General Counsel for the Investment Adviser, shall have furnished to the Representative on the Closing Date his opinion addressed to the Underwriters and dated the Closing Date, to the effect that:

                  (i) The Investment Adviser has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, prospects, net assets or results of operations of the Investment Adviser;

                  (ii) The Investment Adviser is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Management Agreement and the Sub-Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto); there does not exist any proceeding or, to the best of such counsel's knowledge after reasonable investigation, any facts or circumstances the existence of which could lead to any proceeding that would materially and adversely affect the registration of the Investment Adviser with the Commission;

                  (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Investment Adviser, or to which the Investment Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), but are not described as required or that would reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, assets or results of operations of the Investment Adviser or on the ability of the Investment Adviser to perform its obligations under the Underwriting Agreement, the Investment Management Agreement and each of the Sub-Advisory Agreements;

                  (iv) To the best of such counsel's knowledge, the Investment Adviser is not in violation of its corporate charter or by-laws or other organizational documents, nor is the Investment Adviser in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body;

                  (v) The Investment Adviser has corporate power and authority to enter into this Agreement, the Investment Management Agreement and each of the Sub-Advisory Agreements and each of this Agreement, the Investment Management Agreement and the Sub-Advisory Agreements has been duly and validly authorized, executed and delivered by the Investment Adviser, each complies with all applicable provisions of the 1940 Act and the Advisers Act and the 1940 Act Rules and Regulations and the Advisers Act Rules and Regulations and each of the Investment Management Agreement and the Sub-Advisory Agreements constitutes the valid and legally binding agreement of the Investment Adviser, enforceable against the Investment Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (vi) The description of the Investment Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and complies in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Investment Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Investment Adviser or the Fund and that is required to be disclosed in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, assets or results of operations of the Investment Adviser, whether or not arising in the ordinary course of business, or that, in each case, could have a material adverse effect on the ability of the Investment Adviser to perform its obligations under the Underwriting Agreement, the Investment Management Agreement and each of the Sub-Advisory Agreements;

                  (viii) Neither the execution, delivery or performance of the Underwriting Agreement, the Investment Management Agreement or either of the Sub-Advisory Agreements by the Investment Adviser, nor the consummation by the Investment Adviser of the transactions contemplated in the Underwriting Agreement, the Investment Management Agreement or either of the Sub-Advisory Agreements (A) requires the Investment Adviser to obtain any consent, approval, authorization or other order of, or make any registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or Blue Sky laws of various jurisdictions in accordance with the Underwriting Agreement) or conflicts or will conflict with, or constitutes or will constitute a breach of or a default under, the corporate charter or by-laws, or other organizational documents, of the Investment Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under its corporate charter or by-laws or any material agreement, indenture, lease or other instrument to which the Investment Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the

         Investment Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Investment Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Investment Adviser is subject; and

                  (ix) The Investment Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency, except such orders which do not have a material adverse effect on the condition (financial or otherwise), business, properties, prospects, net assets or results of operations of the Investment Adviser or on the ability of the Investment Adviser to perform its obligations under this Agreement and the Fund Agreements.



         Such counsel shall also state that although it has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

         In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the State of Illinois, the Delaware General Corporation Law statute and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Investment Adviser as to laws of any jurisdiction other than the United States, the State of Illinois and the Delaware General Corporation Law statute, provided that (X) each such local counsel is acceptable to the Representative, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representative and is, in form and substance satisfactory to it and its counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon.

         (f) Wolf, Block, Schorr and Solis-Cohen LLP, special counsel Spectrum, shall have furnished to the Representative on the Closing Date their opinion addressed to the Underwriters and dated the Closing Date, to the effect that:

                  (i) Spectrum is a corporation duly incorporated and validly existing in good standing under the laws of the State of Connecticut with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of Spectrum;

                  (ii) Spectrum is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the rules and regulations promulgated by the Commission under such acts from acting for the Fund under the Spectrum Sub-Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

                  (iii) Spectrum has corporate power and authority to enter into this Agreement and the Spectrum Sub-Advisory Agreement and this Agreement and the Spectrum Sub-Advisory Agreement have been duly authorized, executed and delivered by Spectrum and the Spectrum Sub-Advisory Agreement is a valid, legal and binding agreement of Spectrum, enforceable against Spectrum in accordance with its terms, subject to the qualification that the enforceability of Spectrum's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (iv) The Spectrum Sub-Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

                  (v) Neither the execution and delivery by Spectrum of this Agreement or the Spectrum Sub-Advisory Agreement nor the consummation by Spectrum of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the Amended and Restated Certificate of Incorporation or By-Laws of Spectrum or any material agreement, indenture, lease or other instrument to which Spectrum is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Spectrum, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to Spectrum or any of its properties;

                  (vi) The description of Spectrum and its business in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

                  (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against Spectrum or to which Spectrum or any of its property is subject which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement to either of them);

                  (viii) Spectrum owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for Spectrum to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

                  (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of Spectrum for the performance of this Agreement or the Spectrum Sub-Advisory Agreement by Spectrum or for the consummation by Spectrum of the transactions contemplated hereby or thereby.

         Such counsel shall also state that although it has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus(or any amendment or supplement to either of them)).

         In rendering such opinion, such counsel may limit such opinion to matters involving the application of the laws of the State of New York, and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by Spectrum as to laws of any jurisdiction other than the United States and the State of New York, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon. In addition, in rendering the opinions dependent upon the laws of the State of Connecticut contained in Sections 9(f)(i) and (iii) above, such counsel may state that in its investigations of such law nothing has come to the attention of such counsel that has caused it to believe that such opinions would not be true.

         (g) Jane Katz Crist, special counsel for Froley, Revy, shall have furnished to the Representative on the Closing Date her opinion addressed to the Underwriters and dated the Closing Date, to the effect that:

                  (i) Froley, Revy is a corporation duly incorporated and validly existing in good standing under the laws of the State of California with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of Froley, Revy;

                  (ii) Froley, Revy is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the rules and regulations promulgated by the Commission under such acts from acting for the Fund under the Froley, Revy Sub-Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

                  (iii) Froley, Revy has corporate power and authority to enter into this Agreement and the Froley, Revy Sub-Advisory Agreement and this Agreement and the Froley, Revy Sub-Advisory Agreement have been duly authorized, executed and delivered by Froley, Revy and the Froley, Revy Sub-Advisory Agreement is a valid, legal and binding agreement of Froley, Revy, enforceable against Froley, Revy in accordance with its terms, subject to the qualification that the enforceability of Froley, Revy's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                  (iv) The Froley, Revy Sub-Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

                  (v) Neither the execution and delivery by Froley, Revy of this Agreement or the Froley, Revy Sub-Advisory Agreement nor the consummation by Froley, Revy of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the Amended and Restated Certificate of Incorporation or By-Laws of Froley, Revy or any material agreement, indenture, lease or other instrument to which Froley, Revy is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Froley, Revy, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to Froley, Revy or any of its properties;

                  (vi) The description of Froley, Revy and its business in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

                  (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against Froley, Revy or to which Froley, Revy or any of its property is subject that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement to either of them);

                  (viii) Froley, Revy owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for Froley, Revy to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

                  (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of Froley, Revy for the performance of this Agreement or the Froley, Revy Sub-Advisory Agreement by Froley, Revy or for the consummation by Froley, Revy of the transactions contemplated hereby or thereby.

         Such counsel shall also state that although such counsel has not undertaken, except as otherwise indicated in her opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to her attention that has caused her to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to: (a) the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto); (b) the statements concerning the Investment Adviser or Spectrum included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto); (c) the description of, and risks associated with, the Fund's investments to be managed solely by the Investment Adviser or Spectrum included in the Registration Statement or the Prospectus;
(d) the description of the Shares included in the Registration Statement or the Prospectus; (e) the description of the Auction included in the Registration Statement or the Prospectus; (f) the description of the Fund's Borrowings included in the Registration Statement or the Prospectus; (g) the description of the Fund's Declaration of Trust included in the Registration Statement or the Prospectus; (h) the description of the Shares included in the Registration Statement or the Prospectus; (i) the statements made and opinion given about tax matters included in the Registration Statement or the Prospectus; and (j) the description of Fund expenses included in the Registration Statement or the Prospectus).

         In rendering such opinion, such counsel may limit such opinion to matters involving the application of the laws of the State of California.

         (h) The Representative shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to such matters as the Underwriters may reasonably request and the Fund, each Adviser and their respective counsels shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

         (i) The Fund shall have furnished to the Representative on the Closing Date a certificate, dated the Closing Date, of (i) its President or a Vice President and (ii) its Controller or Treasurer stating that:

                  (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of the Fund in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any material, adverse change in the condition (financial or other), business, prospects (other than as a result of a change in the financial markets generally), properties, net assets or results of operations of the Fund, (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares or having a material, adverse effect on the Fund has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or official, (v) the Fund has performed and complied in all material respects with all agreements that this Agreement requires it to perform by such Closing Date, (vi)the Fund has not sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement to either of them and (vii) there has not been any change in the capital stock of the Fund nor any material increase in the debt of the Fund from that set forth in the Prospectus (and any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto).

         (j) The Investment Adviser shall have furnished to the Representative on the Closing Date a certificate, dated the Closing Date, of (i) its Chairman of the Board, President or a Vice President and (ii) its Controller or Treasurer stating that:

                  (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of the Investment Adviser in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any material, adverse change in the condition (financial or other), business, prospects (other than as a result of a change in the financial markets generally), properties, net assets or results of operations of the Investment Adviser, (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares or having a material, adverse effect on the Investment Adviser has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or official, (v) the Investment Adviser has performed and complied in all material respects with all agreements that this Agreement requires it to perform by such Closing Date, and (vi) the Investment Adviser has not sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement to either of them.

         (k) Each of the Subadvisers shall have furnished to the Representative on the Closing Date a certificate, dated the Closing Date, of (i) its Chairman of the Board, President or a Vice President and (ii) its Controller or Treasurer stating that:

                  (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of such Subadviser in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any material, adverse change in the condition (financial or other), business, prospects (other than as a result of a change in the financial markets generally), properties, net assets or results of operations of such Subadviser, (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares or having a material, adverse effect on such Subadviser has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official,
         (v) such Subadviser has performed and complied in all material respects with all agreements that this Agreement requires it to perform by such Closing Date, and (vi) such Subadviser has not sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement to either of them.

         (l) The Representative shall have received letters addressed to the Underwriters, and dated the date hereof and the Closing Date from Ernst & Young LLP, independent auditors, substantially in the forms heretofore approved by the Representative.

         (m) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Advisers or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, the Underwriters, may be pending before or, to the knowledge of the Fund, the Advisers or the Underwriters or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representative ; (ii) there shall not have been any change in the shares of beneficial interest of the Fund nor any material increase in the short-term or long-term debt of the Fund (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Advisers; (iv) the Fund shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Fund, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Fund and each of the Advisers contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date.

         (n) Neither the Fund nor the Advisers shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

         (o) The Fund shall have delivered and the Underwriters shall have received evidence satisfactory to the Representative that the shares of FundPreferred shares are rated 'Aaa' by Moody's and 'AAA' by Fitch as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to any outstanding shares of beneficial interest of the Fund by any rating agency.

         (p) The Fund and each of the Advisers shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Representative shall have reasonably requested.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Representative and the Underwriters' counsel.

         Any certificate or document signed by any officer of the Fund or the Advisers and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Fund or the Advisers, as the case may be, to the Underwriters as to the statements made therein.

         10. Expenses. The Fund agrees to pay the costs incident to the authorization, issuance, sale and delivery of the Shares to be sold by the Fund to the Underwriters and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the 1933 Act and 1940 Act of the Registration Statement and any amendments and exhibits thereto; the costs of preparing, printing and distributing the Registration Statement as originally filed and each amendment and any post-effective amendment thereto (including exhibits), any Prepricing Prospectus, the Prospectus and any amendment or supplement to the Prospectus; the costs of printing this Agreement and distributing the terms of agreements relating to the organization of any underwriting syndicate by mail, telex or other means of communication; the fees paid to Rating Agencies in connection with the rating of the Shares; the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in this Section and of preparing and printing a Blue Sky survey (including related fees and expenses of counsel to the Underwriters); the fees and expenses of the Auction Agent as set forth in the Auction Agency Agreement; and all other costs and expenses incident to the performance of the obligations of the Fund under this Agreement; provided (i) the Fund, the Advisers and each Underwriter shall pay its own costs and expenses in attending any information meeting relating to the Fund, (ii) each Underwriter shall pay the costs and expenses of preparing and distributing any sales material prepared by it in connection with the public offering of the Shares, (iii) the Underwriters shall pay the costs and expenses of any "tombstone" advertisements and (iv) except as provided in this Section and in Section 5 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel and any transfer taxes on the Shares which they may sell.

         If notice shall have been given pursuant to Paragraph 12 terminating the Underwriters' obligations hereunder, or if the sale of the Shares provided for herein is not consummated because of any failure, refusal or inability on the part of the Fund or any Adviser to perform any agreement on its part to be performed or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement, the Fund shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Fund shall pay the full amount thereof to the Underwriters; it being understood that the Fund shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares. If the Fund fails to reimburse the Underwriters for such fees and expenses, the Advisers shall, upon demand, pay the full amount thereof to the Underwriters.

         11. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund, by notifying the Underwriters, or by the Underwriters, by notifying the Fund.

         If any of the Underwriters shall fail or refuse to purchase Shares which it is obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter is obligated but fails or refuses to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, the non-defaulting Underwriters shall be obligated severally, in the proportion which the aggregate number of Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as the Representative may specify in accordance with the Salomon Smith Barney Master Agreement Among Underwriters, to purchase on the Closing Date the Shares which such defaulting Underwriter is obligated, but fails or refuses, to purchase. If any of the Underwriters shall fail or refuse to purchase Shares which it is obligated to purchase on the Closing Date and the number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Representative and the Fund for the purchase of such Shares by the non-defaulting Underwriter or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either the Representative or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

         Any notice under this Section 11 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         12. Termination of Agreement. This Agreement shall be subject to termination in the Representative's absolute discretion, without liability on the part of the Underwriters to the Fund or the Advisers, by notice to the Fund or the Advisers, prior to delivery of and payment for the FundPreferred shares, if at any time prior to such time (i) trading in the Fund's Common Shares (as defined in the Prospectus) shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the NYSE, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the Representative's sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the FundPreferred shares as contemplated by the Prospectus (exclusive of any supplement thereto). Notice of such termination may be given to the Fund by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         13. Information Furnished by the Underwriters. The statements set forth in the last paragraph of the cover page and the first, third and eighth paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 6(b) and 8 hereof.

         14. Miscellaneous. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Fund or the Investment Adviser, at the office of the Fund at 333 West Wacker Drive, Chicago, IL 60606, Attention:
Gifford R. Zimmerman, Managing Director, Assistant Secretary and General Counsel to the Investment Adviser; (ii) if to Spectrum, at the offices of Spectrum Asset Management, Inc. at 4 High Ridge Park, Stamford, Connecticut 06905, Attention:
Mark A. Lieb; (iii) if to Froley, Revy, at the offices of Froley, Revy Investment Co., Inc. at 10900 Wilshire Boulevard, Suite 900, Los Angeles, California 90024, Attention: Andrea Revy O'Connell or (iv) if to the Underwriters, to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

         This Agreement has been and is made solely for the benefit of the Underwriters, the Fund, the Advisers, their trustees, directors and/or officers, and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriters of any of the Shares in his status as such purchaser.

         15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. Limitation of Liability. Consistent with the Fund's Declaration, notice is hereby given and the parties hereto agree that this instrument is executed or made by or on behalf of the Fund by the Trustee(s) or officer(s) of the Fund and not individually by them and that the obligations of this instrument are not binding upon any of them or the shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

         This Agreement may be signed in various counterparts, which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                                  [End of Text]

         Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Advisers and the Underwriters.


                                            Very truly yours,

                                            NUVEEN PREFERRED AND CONVERTIBLE
                                            INCOME FUND

                                            By:
                                               -------------------------------
                                            Name:
                                            Title :

                                            NUVEEN INSTITUTIONAL ADVISORY CORP.

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:

                                            SPECTRUM ASSET MANAGEMENT, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:

                                            FROLEY, REVY INVESTMENT CO., INC.

                                         By:
                                            -------------------------------
                                            Name:
                                            Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

By:
   -------------------------------
Name:
Title :

For itself and the other Underwriters named in Schedule I to the foregoing Agreement

                                   SCHEDULE I

                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND

                                Number of    Number of  Number of  Number of  Number of  Number of
                                Shares of    Shares of  Shares of  Shares of  Shares of  Shares of
      Underwriters              Series M     Series T   Series W   Series TH  Series F   Series F2
      ------------              ---------    ---------  ---------  ---------  ---------  ---------
Citigroup Global Markets
Inc. ......................       _____       _____      _____       _____      _____       _____

Nuveen Investments, LLC
............................       _____       _____      _____       _____      _____       _____

A.G. Edwards & Sons,
Inc........................       _____       _____      _____       _____      _____       _____

Prudential Securities
Incorporated...............       _____       _____      _____       _____      _____       _____

Wachovia Securities, Inc.
............................       _____       _____      _____       _____      _____       _____

Total......................       4,720       4,720      4,720       4,720      4,720       4,720
                                  =====       =====      =====       =====      =====       =====